Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and other intangible assets
Note 9: Goodwill and other intangible assets

Goodwill

	Segment
	Cayman	Channel Islands and the UK	Other	Total
Balance at December 31, 2019	551	22,245	2,042	24,838
Foreign exchange translation adjustment	—	719	70	789
Balance at December 31, 2020	551	22,964	2,112	25,627
Foreign exchange translation adjustment	—	(226)	(45)	(271)
Balance at December 31, 2021	551	22,738	2,067	25,356
Foreign exchange translation adjustment	—	(2,466)	2	(2,464)
Balance at December 31, 2022	551	20,272	2,069	22,892

Customer Relationship Intangible Assets

	December 31, 2022			December 31, 2021
Segment	Cost	Accumulated amortization	Net carrying amount	Cost	Accumulated amortization	Net carrying amount
Bermuda	29,785	(17,868)	11,917	29,785	(16,438)	13,347
Cayman	16,517	(7,764)	8,753	16,517	(6,663)	9,854
Channel Islands and the UK	89,396	(62,380)	27,016	89,396	(56,030)	33,366
Other	5,563	(1,771)	3,792	5,563	(1,380)	4,183
Total	141,261	(89,783)	51,478	141,261	(80,511)	60,750
Customer relationships are initially valued based on the present value of net cash flows expected to be derived solely from the recurring customer base existing as at the date of acquisition. Customer relationship intangible assets may or may not arise from contracts.

During the years ended December 31, 2022 and 2021, no new customer intangible assets were acquired. During the year ended December 31, 2022, no amounts were written off (December 31, 2021: $1.9 million). The amortization expense amounted to $5.7 million (December 31, 2021: $6.0 million, December 31, 2020: $5.8 million) and the foreign exchange translation adjustment increased the net carrying amount by $3.6 million (December 31, 2021: increased by $0.4 million, December 31, 2020: decreased by $1.3 million). The estimated aggregate amortization expense for each of the succeeding five years is $5.7 million.